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                                                           EXHIBIT 10(iii)(A)(2)

                            INDEMNIFICATION AGREEMENT



         This Agreement made as of March 31, 2003, between National Service Industries, Inc., a Delaware corporation (the "Company"), and _______ _____________, a director, officer, employee, or agent of the Company (the "Indemnitee").

         WHEREAS, the Company and the Indemnitee are also aware of the exposure to litigation of officers, directors, employees, and agents of corporations as such persons exercise their duties to the Company;

         WHEREAS, the Company desires to continue to benefit from the services of highly qualified and experienced persons such as the Indemnitee; and

         WHEREAS, the Indemnitee desires to serve or to continue to serve the Company as a director, officer, employee, or agent, including service at the request of the Company as a director, officer, or trustee of another corporation, joint venture, trust, or other enterprise, for so long as the Company continues to provide on an acceptable basis indemnification against certain liabilities and expenses which may be incurred by the Indemnitee.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. INDEMNIFICATION. The Company shall indemnify the Indemnitee with respect to his activities as a director, officer, or employee of the Company or as a person who is serving or has served at the request of the Company ("Agent") as a director, officer, or trustee of another corporation, joint venture, trust, or other enterprise against expenses (including attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by him ("Expenses") in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding"), to which he was, is, or is threatened to be made a party by reason of facts which include his being or having been such a director, officer, employee, or agent to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

                  (a) The benefits provided by the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") in effect on the date hereof, a copy of the relevant portions of which are attached hereto as Exhibit I;

                  (b) The benefits provided by the Certificate of Incorporation or By-Laws of the Company or their equivalent in effect at the time Expenses are incurred by Indemnitee;


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                  (c)      The benefits allowable under Delaware law in effect
         at the date hereof;

                  (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;

                  (e) The benefits available under liability insurance obtained by the Company; and

                  (f) Such other benefits as may be otherwise available to Indemnitee under then existing practices of the Company.

                  A combination of two or more of the benefits provided by (a) through (f) shall be available only to the extent that the Applicable Document, as hereafter defined, does not require that the benefits provided therein must be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (f) above is called the "Applicable Document" in this Agreement. The Company hereby undertakes to assist Indemnitee, in all proper and legal ways, to obtain the benefits selected by Indemnitee under items
(a) through (f) above.

         2. INSURANCE. The Company shall maintain directors' and officers' liability insurance until such time as all statutes of limitations applicable to Indemnitee's services to the Company have expired, provided and to the extent that such insurance is available on a commercially reasonable basis. In the event the Company maintains directors' and officers' liability insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's officers or directors. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments made to Indemnitee under an insurance policy shall reduce the obligations of the Company hereunder.

         3. PAYMENT OF EXPENSES. At Indemnitee's request, the Company shall pay the Expenses when incurred by Indemnitee upon receipt of an undertaking in the form of Exhibit II attached hereto by or on behalf of Indemnitee to repay such amounts so paid on his behalf if it shall ultimately be determined under the Applicable Document that he is not entitled to be indemnified by the Company for such Expenses. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with such reasonable documentation evidencing the amount and nature of such Expenses as the Company shall require, subject to its also receiving such undertaking.

         4. ADDITIONAL RIGHTS. The indemnification provided in this Agreement shall not be deemed exclusive of any other indemnification or rights to which Indemnitee may

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be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director, employee, or agent as described in Paragraph 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his service in such position.

         5. NOTICE TO COMPANY. Indemnitee shall provide to the Company prompt written notice of any proceeding brought, threatened, asserted, or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder. Indemnitee shall not effect any settlement without the Company's written consent, which consent shall not be unreasonably withheld, unless Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement as to amounts payable with respect to such settlement. The Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any penalty on Indemnitee without his written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee shall cooperate to the extent reasonably possible with the Company and/or its insurers, in attempts to defend and/or settle such Proceeding.

         6. ASSUMPTION OF DEFENSE. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

                  (a) The employment of counsel by Indemnitee has been authorized by the Company;

                  (b) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or

                  (c) The Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in clause (b) above.


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         7.       ARBITRATION AND ENFORCEMENT.

                  (a) In the event that any dispute or controversy shall arise between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, such dispute or controversy shall be submitted by the parties to binding arbitration before a single arbitrator at Atlanta, Georgia. If the parties cannot agree on a designated arbitrator fifteen (15) days after arbitration is requested in writing by either of them, the arbitration shall proceed before an arbitrator appointed by, and in accordance with the rules then in effect of, one of the following bodies, which shall be chosen by the initiator of such arbitration:

                           (i)      the American Arbitration Association;

                           (ii)     the CPR Institute for Dispute Resolution; or

                           (iii)    Judicial Arbitration and Mediation Services,
         Inc.

         The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

                  (b) Reasonable expenses incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company, unless Indemnitee is determined according to the preceding paragraph of this Section 7 not to be entitled to indemnification for any liability or expense hereunder. In the event that Indemnitee is a party to or intervenes in any proceeding in which the validity of this Agreement is at issue or seeks an award in arbitration pursuant to the preceding paragraph of this Section 7 to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any expenses actually and reasonably incurred by him.

                  (c) In any proceeding in which the validity or enforceability of this Agreement is at issue, or in which Indemnitee seeks an award in arbitration to enforce his rights hereunder, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification hereunder.

         8. EXCLUSIONS. No indemnification, reimbursement, or payment shall be required of the Company hereunder:

                  (a) With respect to any claim as to which Indemnitee shall


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         have been adjudged by a court of competent jurisdiction to have acted with bad faith, willful misfeasance, or willful disregard of his duties, except to the extent that such court shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnify for such expenses as the court shall deem proper; or

                  (b)      With respect to any obligation of Indemnitee under
Section 16(b) of the Exchange Act.

         9. EXTRAORDINARY TRANSACTIONS. The Company covenants and agrees that, in the event of any merger, consolidation, or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company, or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall use its best efforts to:

                  (a) Obtain insurance in Indemnitee's favor from a reputable insurance carrier in reasonable amounts (if such insurance is available at commercially reasonable rates) for a period of not less than one (1) year from the date of such extraordinary transaction against any liability to which the indemnification provided in this Agreement relates;

                  (b) Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser, or successor, as the case may be, in such extraordinary transaction; or

                  (c) Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.

         10. NO PERSONAL LIABILITY. Indemnitee agrees that neither the Directors, nor any officer, employee, representative, or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

         11. SEVERABILITY. If any provision, phrase, or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal, or unenforceable, in whole or in part, and such determination should become final, such provision, phrase, or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

         12. GOVERNING LAW. The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.


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         13.      NOTICES. All notices, requests, demands, and other
communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand, or other communication shall have been directed, or mailed by registered mail with postage prepaid:

                  (a)      If to the Company, to:

                           National Service Industries, Inc.
                           Suite 200
                           1420 Peachtree Street, NE
                           Atlanta, GA  30309-3002
                               Attention:  Secretary

                  (b)      If to Indemnitee, to:

                           ---------------------------------

                           ---------------------------------

                           ---------------------------------

         14. TERMINATION. This Agreement may be terminated by either party upon not less than sixty (60) days prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder with respect to Indemnitee's activities prior to the effective date of termination. Indemnitee's right to indemnification and advancement of expenses pursuant to this Agreement shall continue regardless of whether Indemnitee has ceased for any reason to be a director of the Company and shall inure to the benefit of the heirs of Indemnitee and the executors and administrators of Indemnitee's estate.

         This Agreement is and shall be binding upon and shall inure to the benefits of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


INDEMNITEE:                             National Service Industries, Inc.



----------------------------------      By:
                                           -------------------------------------
                                           Brock A. Hattox
                                           Chairman of the Board,
                                           Chief Executive Officer and President


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                                    EXHIBIT I

                      RESTATED CERTIFICATE OF INCORPORATION

                                   ARTICLE XIV


         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE XV


         (A) Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including attorneys' fees, judgments, fees, ERISA excise taxes, or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his or her heirs, executors, and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person


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only if such proceeding (or part thereof) was authorized by the Board of
Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The right to indemnification conferred in this Article shall arise only with respect to conduct subsequent to the date this Article becomes effective.

         (B) If a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for expenses incurred in defending a proceeding in advance of its final disposition, in which case the applicable period shall be twenty days, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (C) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, by-law, agreement, vote of stockholders, or disinterested directors, or otherwise.

         (D) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, Partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against


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such expense, liability, or loss under the Delaware General Corporation Law.

         (E) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.


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                                   EXHIBIT II

                               FORM OF UNDERTAKING


         THIS UNDERTAKING has been entered into by __________________________ (hereinafter "Indemnitee") pursuant to an Indemnification Agreement dated March 31, 2003 (the "Indemnification Agreement") between National Service Industries, Inc. (hereinafter "Company"), a Delaware corporation, and Indemnitee.


                              W I T N E S S E T H:


         WHEREAS, pursuant to the Indemnification Agreement, Company agreed to pay Expenses (within the meaning of the Indemnification Agreement) as and when incurred by Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director, officer, or employee of the Company or a person who is serving or has served at the request of the Company as a director, officer, or trustee of another corporation, joint venture, trust, or other enterprise;

         WHEREAS, a claim has been asserted against the Indemnitee and the Indemnitee has notified the company thereof in accordance with the terms of
Section 6 of the Indemnification Agreement (hereinafter the "Proceeding");

         WHEREAS, Indemnitee believes that Indemnitee should prevail in this proceeding and it is in the interest of both the Indemnitee and the Company to defend against the claim against Indemnitee thereunder.

         NOW THEREFORE, Indemnitee hereby agrees that in consideration of the Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the proceeding, Indemnitee hereby undertakes to reimburse the Company for any and all legal fees, costs, and expenses paid by Company on behalf of the Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable Document (within the meaning of the Indemnification Agreement) not to be entitled to indemnification. Such payments or arrangements for payments shall be consummated within ninety
(90) days after a determination that Indemnitee is not entitled to indemnification and reimbursement pursuant to the Indemnification Agreement and applicable law.

         IN WITNESS WHEREOF, the undersigned has set his/her hand this ____ day of _______________, 2003.


                                                     ---------------------------
                                                     Name: